UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2014

EPAZZ, Inc.
(Exact name of Registrant as specified in its charter)

Illinois	333-139117	36-4313571
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

205 W. Wacker. Dr.
Suite 1320
Chicago, IL 60606
(Address of principal executive offices)

Registrant’s telephone number, including area code: (312) 955-8161

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

In September 2014, Epazz, Inc.’s (the “Company’s”) majority stockholder and sole director (Shaun Passley) approved a 1:10,000 reverse stock split of the Company’s Class A common stock   Effective October 6, 2014, the Company affected the 1:10,000 reverse stock split of its Class A common stock.  The Company’s Class B common stock and preferred stock were not affected by the reverse stock split.  The Company’s new symbol following the reverse split will be EPAZD. The D will be removed in 20 business days.  Following the reverse stock split, the Company has 33,621,390 shares of common stock issued and outstanding and 100,000,000 shares of Class A common stock authorized.  The Company’s new CUSIP number is 29413V 309.

The majority stockholder and sole direct (Shaun Passley) plans to buy up to $10,000 worth of Common A in the open market

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPAZZ, INC.

Date: October 14, 2014	By: /s/ Shaun Passley
Shaun Passley Chief Executive Officer